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                                                                 Exhibit 24.1

                        CONSENT OF INDEPENDENT AUDITOR


We consent to the reference to our firm as "EXPERTS" and to the use of our report dated September 18, 1997, in the registration Statement on Form SB-2 and the related Prospects of Schuylkill Enterprises, Inc.


                                      COGEN SKLAR LLP



Bala Cynwyd, Pennsylvania
September 23, 1997